Visa Inc. Fiscal Second Quarter Financial Results May 1, 2013 Exhibit 99.2

Fiscal Second Quarter 2013 Financial Results 2
Forward-Looking Statements
• the impact of laws, regulations and marketplace barriers, including:
• rules capping debit interchange reimbursement fees promulgated under the U.S. Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act;
• rules under the Dodd-Frank Act expanding issuers' and merchants' choice among debit payment networks;
• increased regulation outside the United States and in other product categories;
• increased government support of national payment networks outside the United States; and
• rules about consumer privacy and data use and security;
• developments in litigation and government enforcement, including
• those affecting interchange reimbursement fees, antitrust and tax and
• our failure to make our multidistrict interchange litigation settlement effective;
• economic factors, such as:
• an increase or spread of the current European crisis involving sovereign debt and the euro;
• a failure to raise the “debt ceiling” or to resolve the current sequestration in the United States;
• cross-border activity and currency exchange rates;
• material changes in our clients' performance compared to our estimates; and
• other global economic, political and health conditions;
• industry developments, such as competitive pressure, rapid technological developments and disintermediation from the payments value stream;
• system developments, such as:
• disruption of our transaction processing systems or the inability to process transactions efficiently;
• account data compromises or increased fraudulent or other illegal activities involving our cards; and
• issues arising at Visa Europe, including failure to maintain interoperability between our systems;
• costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
• loss of organizational effectiveness or key employees;
•
the other factors discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These
statements can be identified by the terms  "believe," "continue," “expect," and similar references to the future.
Examples of such forward-looking statements include, but are not limited to, statements we make about revenues, client incentives, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow, consumer credit and debit volume and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
failure to integrate acquisitions successfully or to effectively launch new products and businesses; and

Fiscal Second Quarter 2013 Financial Results 3
Solid Fiscal Second Quarter Results
• Strong operating revenues of $3.0 billion, up 15% over prior year
• Quarterly net income of $1.3 billion and diluted earnings per share of
$1.92, up 17% and 20%, respectively, over prior year adjusted results
• Continued positive secular trends and spending momentum contributed to growth in key underlying business drivers
• Repurchased 12 million shares of class A common stock in the open market at an average price of $157.24 per share, using $1.8 billion of cash on hand
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Payments Volume
US$ in billions, nominal, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended December
YOY Change
(nominal)
12% 3% 8%
YOY Change
(constant)
9% 12% 3%
U.S.
529
ROW
464
U.S.
545
ROW
529
U.S.
237
ROW
379
U.S.
262
ROW
424
U.S.
282
ROW 105
U.S.
292
ROW 85
993
616
377
1,074
687
387
2011
2012
Total Visa Inc. Credit Debit
Fiscal Second Quarter 2013 Financial Results 4
Rest of World ROW =

Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended March
YOY Change
(constant)
9% 11% 6%
YOY Change
(nominal)
9% 5% 7%
958
588
370
1,025
638
387
Total Visa Inc. Credit Debit
2012
2013
U.S.
508
ROW
450
U.S.
223
ROW
365
U.S.
284
U.S.
529
ROW
497
U.S.
244
ROW
395
ROW 102
U.S.
285
Fiscal Second Quarter 2013 Financial Results 5
ROW 85
Rest of World ROW =

Payments Volume
US$ in billions, nominal, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended December
2011
2012
YOY Change
(nominal)
13% 11% 3% 11% 30%
YOY Change
(constant)
3% 13% 7% 21% 32%
Fiscal Second Quarter 2013 Financial Results 6
529
276
93
56
39
545
313
103
62
51
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle
East and Africa

Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended March
2012
2013
YOY Change
(nominal)
10% 2% 4% 9% 25%
YOY Change
(constant)
13% 2% 4% 19% 28%
Fiscal Second Quarter 2013 Financial Results 7
508
269
90
51
40
529
296
98
52
50
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa

Fiscal Second Quarter 2013 Financial Results 8
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
5% 6%
2012
2013
Quarter ended March
19,633
13,038
20,620
13,850
Credit
36%
Debit
64%
Credit
37%
Debit
63%
Processed
Transactions
Total
Transactions

Fiscal Second Quarter 2013 Financial Results 9
Total Cards
in millions, except percentages
YOY
Change
12% 8% 2%
Note: From time to time, previously submitted card information may be updated.  Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended December
2011
2012
779
1,195
1,974
795
1,333
2,128
Credit Debit Visa Inc.

Fiscal Second Quarter 2013 Financial Results 10
Revenue – Q2 2013
US$ in millions, except percentages
YOY
Change
14% 15% 15%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
FY13 % of
Gross Revenues
16% 84%
3,075
(497)
2,578
3,525
(567)
2,958
Gross Revenues Incentives Net Operating
Revenues
Fiscal 2012
Fiscal 2013

Fiscal Second Quarter 2013 Financial Results 11
Revenue Detail – Q2 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
25% 13%
10%
(2)%
Fiscal 2012
Fiscal 2013
1,241
922
733
179
1,369
1,150
831
175
Service
Revenues
Data Processing
Revenues
International
Transaction
Revenues
Other Revenues

Fiscal Second Quarter 2013 Financial Results 12
Operating Margin – Q2 2013
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by total operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
13% 16% 15% 1 ppt
Fiscal 2012
Fiscal 2013
2,578
972
1,606
62%
2,958
1,098
1,860
63%
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin

Fiscal Second Quarter 2013 Financial Results 13
Operating Expenses – Q2 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding.  Percentage changes  are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
16% 11%
13%
2%
21%
15%
NM
Fiscal 2012
Fiscal 2013
431
170
103
82
80
106
0
486
195
119
91
98
108
1
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
Provision

Fiscal Second Quarter 2013 Financial Results 14
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $5.6 billion at the end of the fiscal second quarter
• Free cash flow of $1.5 billion for the fiscal second quarter
• Capital expenditures of $111 million during the fiscal second quarter

Fiscal Second Quarter 2013 Financial Results 15
Under $1
billion
Marketing expenses
Financial Metrics for Fiscal Year 2013
Annual operating margin
About 60%
16% to 17%
range
Client incentives as % of gross revenues
Low double
digits
Annual net revenue growth

Fiscal Second Quarter 2013 Financial Results 16
$425 million to
$475 million
range
Capital expenditures
Financial Metrics for Fiscal Year 2013
Annual free cash flow
About $6
billion
Around 20%
Adjusted annual diluted class A common stock
earnings per share growth
Tax rate
30% to 32%
range

Appendix

Fiscal Second Quarter 2013 Financial Results
Reconciliation of Non-GAAP
Financial Results
US$ in millions, except percentages and per share data
Our reported financial results for the three months ended March 31, 2012 benefited from a one-time non-cash adjustment of $208 million related to the remeasurement of our net deferred tax liabilities (“deferred tax adjustment”), which was recorded in our income tax provision during that period. We believe the presentation of adjusted net income and adjusted diluted earnings per share for the three months ended March 31, 2012, excluding the $208 million benefit, provides a clearer understanding of our operating performance in that period. The following table presents our financial results for the three months ended March 31, 2013, as compared to our adjusted financial results for the three months ended March 31, 2012.
(1) Figures in the table may not recalculate exactly due to rounding. Earnings per share is calculated based on whole numbers, not the rounded numbers presented.
c
2013 2012 % Change 2013 2012 % Change
As reported 1,270 $       1,292 $       (2)% 1.92 $         1.91 $         1%
Impact of deferred tax adjustment — (208)            — (0.31)
Adjusted 1,270 $       1,084 $       17% 1.92 $         1.60 $         20%
Weighted-average number of diluted
shares outstanding (as reported) 660             676
Net income attributable to Visa Inc. Fully-diluted earnings per share
Three Months Ended March 31, Three Months Ended March 31,
A1
(1)

Fiscal Second Quarter 2013 Financial Results
Calculation of Free Cash Flow
US$ in millions
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 1,270            2,563
Capital Assets + Depreciation and amortization 98                  190
- Capital expenditures (111)              (211)
(13)                (21)
  Litigation
+ Litigation provision 1                     4
- Settlement payments -                (4,384)
+ Settlement payments funded by litigation escrow -                4,383
1                     3
Share-based Compensation
+ Share-based compensation 50                  98
Pension
+ Pension expense 10                  17
- Pension contribution -                -
10                  17
Taxes
+ Income tax provision 587               1,095
- Income taxes paid (376)              (421)
211               674
Changes in Working Capital
(1)
+/- Changes in other working capital accounts 8                     (247)
Total Free Cash Flow 1,537            3,087
Three Months Ended
March 31, 2013
Six Months Ended
March 31, 2013
A2
(1)
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.

Chase Merchant Services (CMS)
• 10 year renewable partnership
• Creating a distinct custom platform within VisaNet for the processing of Chase Merchant
Services (CMS) transactions; This image of Visa’s authorization clearing and settlement system will be licensed to Chase and exclusively for their use
• Chase transactions will be processed in one of two ways:
• Just as they are today
• If Chase has a direct agreement with a merchant for CMS, Chase issued Visa branded transactions will be processed over the platform provided for CMS
• Visa branding on cards and at the point of sale remains the same
• The CMS platform is customizable, but the transactions will continue to meet Visa’s safety, security and soundness standards
• Visa retains ownership and control of its technology and intellectual property associated with VisaNet
• Other important facts:
• Chase, like any issuer today, can negotiate interchange directly with merchants, whether the transaction is processed through CMS or VisaNet
• Pricing levels and mechanics consistent with what would be available to clients of
Chase’s size and scope who are making a 10 year commitment
• Visa will gain additional consumer credit and debit volume
Fiscal Second Quarter 2013 Financial Results A3